                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-88712 on Form S-3 and Nos. 033-61850,  333-30055, 333-58273 and 333-35352 on
Form S-8 of St. Mary Land & Exploration Company of our report dated February
19, 2003,  related to the  consolidated  financial  statements  of St. Mary Land
&  Exploration  Company  as of and for the year  ended  December  31,  2002, appearing  in this  Annual  Report on Form 10-K of St.  Mary for the year  ended
December 31, 2002.

/s/ DELIOTTE & TOUCHE LLP

Denver, Colorado,
March 12, 2003